THE MAINSTAY GROUP OF FUNDS

MainStay Epoch U.S. Equity Fund

Supplement dated July 31, 2012 (“Supplement”) to the Statement of Additional Information

dated February 28, 2012, as amended

This Supplement updates certain information contained in the Statement of Additional Information for MainStay Epoch U.S. Equity Fund (the “Fund”), a series of MainStay Funds Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available on the Fund’s website at mainstayinvestments.com. Please review this important information carefully.

At a meeting held on June 27-28, 2012, the Fund’s Board of Trustees approved a proposal to reposition the Fund so that it employs a domestic equity yield strategy. The repositioning plan includes a change to one of the Fund’s non-fundamental investment policies and removing David Pearl as a portfolio manager of the Fund and replacing him with Eric Sappenfield.

Effective September 17, 2012, the following changes will take effect:

Fund Name Change

The Fund will be named the “MainStay Epoch U.S. Equity Yield Fund.”

Change to Non-Fundamental Investment Policy

The section entitled “Non-Fundamental Investment Policies Related to Fund Names” is revised to reflect the following non-fundamental investment policy for the Fund:

To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of dividend-paying U.S. companies across all market capitalizations.

Changes to Portfolio Managers

All references to David Pearl as a portfolio manager are deleted. Additionally, Eric Sappenfield, Managing Director, is added as a portfolio manager of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.